Owens Corning
Fiscal Q4 and 2006 Year in Review
February 28, 2007
Exhibit 99.1
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************

Forward-looking Statement and Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak only to the dates hereof and are subject to change.  The
Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the company's financial and other results is included in the company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.  Additional company information is available on the
Owens Corning Website: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our Form 8-K, dated
February 21, 2007 and on our website referenced above.

Management Representatives
David Brown
President and Chief
Executive Officer
Michael Thaman
Chairman of the Board and
Chief Financial Officer
Scott Deitz
Vice President, Investor
Relations
•
President & CEO since 2002
•
Joined Owens Corning in 1978
•
Chairman of the Board since 2002
•
Chief Financial Officer since 2000
•
Joined Owens Corning in 1992
•
VP, Investor Relations since 2006
•
Joined Owens Corning in 2005

Owens Corning Today
•
Fiscal 2006 sales of $6.5 billion, 19,000 employees in 26 countries
•
Leader in building materials systems and high-performance glass composites
•
Best known for
PINK FIBERGLAS
®
home insulation
•
Four business segments
–
Insulating Systems
–
Composite Solutions
–
Roofing & Asphalt
–
Other Building Materials & Services
2006
Fortune Magazine
Most Admired Company in the building materials category;
50+ consecutive years on the Fortune 500

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING® CULTURED STONE®
The Preferred Name In Stone™

OWENS CORNING® BASEMENT FINISHING SYSTEM™
NOBODY KNOWS BASEMENTS BETTER™

OWENS CORNING® Trumbull®
INNOVATIONS FOR LIVING™

Market Leadership &
Our Strong Brand Equity
Leading North America Market
Positions
•
Residential Insulation
•
Commercial & Industrial Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
Global Leader
•
Glass Fiber Reinforcement
Materials used for Composites

Fiscal 2006 In Review
•
Record sales of $6.461 billion, up 2.2% over 2005
•
Adjusted Income from Operations of $569 million, up
4.6% compared with $544 million in 2005
•
Gross margin as a percent of sales, excluding Fresh-
Start Accounting and other restructuring charges,
17.5%, compared with 18.3% in 2005
•
SG&A 8.3%, compared with 8.9% in 2005

2006 Income from Operations (IFO) $433
Provision for Asbestos Litigation ($13)
C-11 Related Reorganization Items $55
Other Items
(1)
$94
Total Adjustments $136
2006 Adjusted Income from Operations $569
2006 Depreciation and Amortization
(2)
$278
Adjustments to remove items
impacting comparability
Reconciliation of 2006 Adjusted to Reported IFO
($MM)
(1) Includes the impact of inventory write-up of  $44MM; write-off of in-process R&D of $21MM; restructuring activities of  $55MM;
gain on sale of  metals of ($45MM); and other of  $19MM
(2) Includes $21MM write-off of in-process R&D

Fiscal Q4 & Fiscal 2006 Dynamics
Q4
• Downturn in U.S housing starts
impacted performance, especially
Insulating Systems
• Below trend-line storm demand, high
asphalt prices and inventories
depressed Roofing & Asphalt results
• Exit of HOMExperts business;
improved productivity within
manufactured stone veneer
• Performance improvement in
Composite Solutions Business,
especially reinforcements, continues
2006
• Emergence from asbestos-related
Chapter 11, with finality
• Investment-grade credit ratings
achieved
• Global Composites JV with Saint-
Gobain announced
• Strong cash generation
• R’s on Us™ introduced
• Innovative Duration™ Series
roofing shingle with
SureNail®
technology introduced

Balanced Portfolio of Varied End Markets
Revenue by End Market
2006 Revenue: $6.5 billion
U.S. & Canada
New Residential
Construction
36.0%
U.S. & Canada
Residential
Repair &
Remodeling
34.0%
U.S. & Canada
Commercial &
Industrial
18.0%
International
12.0%
Source: Management Estimates

Business Segment Overview
(1) Percentages by segment based on revenue of $6.6B before corporate eliminations
(2) Percentages based on segment results before reconciliation to income (loss) before income tax expense
2006 Income Before Income Tax
Expense: $711 million
(2)
Insulating
Systems
32%
Roofing and
Asphalt
26%
Composite
Solutions
23%
Other Building
Materials & Services
19%
Insulating
Systems
66%
Roofing and
Asphalt
10%
Composite
Solutions
22%
Other Building Materials & Services
2%
2006 Revenue: $6.5 billion
(1)

Insulating Systems
2006 Revenue by End Market
U.S. & Canada
New
Residential
Construction
60%
U.S. & Canada
Repair &
Remodeling
13%
U.S. & Canada
Commercial &
Industrial
19%
International
8%
Financial performance ($MM)
500
1,000
1,500
2,000
$2,500
2003 2004 2005 2006
0%
5%
10%
15%
20%
25%
Sales
IFO Margin
Management Estimates Based on Channel and Product Mix

OWENS CORNING

INNOVATIONS FOR LIVING™

Trumbull
Perma Mop

Roofing & Asphalt
2006 Revenue by End Market
U.S. & Canada
Commercial & Industrial
12%
U.S. & Canada
New
Residential
Construction
21%
U.S. & Canada
Residential
Repair & Remodeling
67%
500
1,000
1,500
2,000
2003 2004 2005 2006
0%
2%
4%
6%
8%
10%
Financial performance ($MM)
Sales IFO Margin
Management Estimates Based on Channel and Product Mix

Other Building Materials & Services
2006 Revenue by End Market
U.S. & Canada
New
Residential
Construction
55%
U.S. & Canada
Residential Repair
& Remodeling
42%
U.S. & Canada
Commercial & Industrial
3%
200
400
600
800
1,000
1,200
$1,400
2003 2004 2005 2006
0%
2%
4%
6%
8%
10%
•
Manufactured Stone Veneer
•
Vinyl Siding, Norandex/Reynolds
Distribution (Exploring Strategic alternatives)
•
Franchising/Construction Services
Financial performance ($MM)
Sales IFO Margin
Management Estimates Based on Channel and Product Mix

Composite Solutions
2006 Revenue by End Market
U.S. & Canada
Commercial
& Industrial
36%
U.S. & Canada
Residential Repair
& Remodeling
13%
U.S. & Canada
New Residential
Construction
4%
International
47%

1,000
1,200
1,400
1,600
$1,800
2003 2004 2005 2006
0%
4%
8%
12%
Financial performance ($MM)
Sales
IFO Margin
Management Estimates Based on Channel and Product Mix

Strategic Actions
•
Signed JV agreement to merge OC’s composites and
reinforcements business with Saint-Gobain’s
– Estimated world-wide revenues of $1.8 billion, 10,000 employees
– Strengthened presence in developed and emerging markets
– Owens Corning 60% ownership; Saint-Gobain 40%
– OC option to purchase after 4 years
•
Exploring strategic alternatives for Siding Solutions Business &
Fabwel unit; mid-year completion
•
Owens Corning share buy-back program
– Authorized to purchase up to 5% of Owens Corning’s outstanding common stock
– At current share price, represents approximately $200 million
– Promote total return and value to shareholders

2007 Outlook
•
Housing start slow down continues well into 2007
•
First quarter weak, results improving through the year
•
Insulating Systems Business to lag starts by 90 days
•
Roofing & Asphalt improvement expected through the year
•
JV completed with continued improvement in composites results through the year
•
As a result of emergence, NOL of $2.8 billion resulting in estimated cash taxes to be 10% to 15% of pre-tax income for the next five to seven years
•
Owens Corning’s Adjusted Income from Operations estimated to exceed $415 million in 2007, based on current NAHB forecasts for 2007
US. housing starts

Owens Corning Financial Strategies
•
Financial performance & discipline
– Strong operational Cash Flow to foster growth and innovation
– Continued focus on Return on Net Assets in excess of
Cost of Capital
•
Balanced use of Free Cash Flow
– Maintain strong balance sheet and sustain investment-grade credit profile
– Invest maintenance capital – estimated at 80% of depreciation
– Invest remainder of depreciation to improve and grow operations
– Focused and disciplined organic growth and acquisitions
– Support shareholder returns

Questions & Discussion
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************